                                                                    Exhibit 99.5

                                                                  Execution Copy

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This Assignment, Assumption and Recognition Agreement (the "AAR Agreement") is made and entered into as of July 1, 2007, among Merrill Lynch Mortgage Lending, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th floor New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee") and Residential Funding Company, LLC, having an address at 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437 (the "Company").

     In consideration of the mutual promises contained herein, the parties hereto agree that the residential mortgage loans listed on Attachment 1 annexed hereto (the "Assigned Loans"), which are now serviced by the Company on behalf of the Assignor and its successors and assigns pursuant to the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of February 1, 2007, between the Assignor and the Company (the "Servicing Agreement"), shall be sold by the Assignor to the Assignee pursuant to the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "MLPA"), between the Assignor and the Assignee and subject to the terms of this AAR Agreement. The Assignee intends to transfer all right, title and interest in and to the Assigned Loans to HSBC Bank USA, National Association, as trustee (the "Trustee") for the holders of Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR4 Mortgage Pass-Through Certificates (the "Certificateholders") pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Assignee, as depositor, the Trustee and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

ASSIGNMENT AND ASSUMPTION

          1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Servicing Agreement as it relates to the servicing of the Assigned Loans. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under the Servicing Agreement, as it relates to loans other than the Assigned Loans set forth on Attachment 1. Notwithstanding anything to the contrary contained herein, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under the representations and warranties contained in Sections 2.04 and 2.05 of the Servicing Agreement or the right to enforce the representations and warranties set forth in Sections 2.04 and 2.05 of the Servicing Agreement against the Company, including, without limitation, the rights set forth in Section 2.04 of the Servicing Agreement. In addition, the Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under
Section 3.14 of the Servicing Agreement (but only insofar as such Section grants to the Owner the right to terminate the servicing of REO Properties by the Company).

REPRESENTATIONS, WARRANTIES AND COVENANTS

          2. Assignor warrants and represents to Assignee and Company as of August 10, 2007 (the "Closing Date"):

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          (b) Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee under the MLPA, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          (c) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          (d) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

          (e) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

          3. Assignee warrants and represents to, and covenants with, Assignor and Company as of the Closing Date:

          (a) Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          (b) Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's articles of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

          (d) Assignee agrees to be bound by all of the terms, covenants and conditions of the Servicing Agreement with respect to the Assigned Loans, and from and after the Closing Date, Assignee assumes for the benefit of each of Assignor and Company all of Assignor's obligations thereunder but solely with respect to such Assigned Loans.

          4. Company warrants and represents to, and covenants with, Assignor and Assignee (unless otherwise specified) as of the Closing Date:

          (a) Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the Closing Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          (b) Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement;

          (c) Company has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's certificate of formation or limited liability company agreement or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

          (e) From and after the Closing Date, the Company shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this AAR Agreement.

          5. Pursuant to Section 2.08(c) of the Servicing Agreement, the Company hereby restates to the Assignor the representations and warranties set forth in
Section 2.05 of the Servicing Agreement as of the Closing Date, as if such representations and warranties were set forth herein in full. In the event of a breach of any such representations and warranties as of the Closing Date, the Assignor shall be entitled to all the remedies under the Servicing Agreement.

RECOGNITION OF ASSIGNEE

          6. From and after the Closing Date, Company shall recognize Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and will service the Assigned Loans in accordance with the Servicing Agreement, as modified by this AAR Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code). It is the intention of Assignor, Company and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Trustee and the Master Servicer. Company hereby acknowledges that pursuant to the

Pooling and Servicing Agreement, the Assignee will assign all of its rights under this AAR Agreement to the Trustee for the benefit of the Certificateholders. Company hereby acknowledges and consents to the assignment by the Assignee of all of the Assignee's rights against the Company pursuant to this AAR Agreement and to the enforcement or exercise of any right or remedy against the Company pursuant to this AAR Agreement by the Trustee.

MODIFICATION OF SERVICING AGREEMENT

          7. The Company and Assignor hereby modify the Servicing Agreement with respect to the Assigned Loans as follows:

          (a) Section 1.01 of the Servicing Agreement is modified by adding or, if applicable, deleting such definitions in their entirety and replacing them as set forth herein:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Ohio, the State of California, the State of Illinois, the State of New York, the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.

          Closing Date: August 10, 2007

          Cut-off Date: July 1, 2007.

          Master Servicer: Wells Fargo Bank, N.A., its successors and assigns.

          Prepayment Period: As to any Remittance Date, the calendar month preceding the month of such Remittance Date.

          (b) The Definition of "Prepayment Interest Shortfall Amount" is hereby modified by replacing the term "Due Period" with the term "Prepayment Period" each time it appears therein.

          (c) Subsection 3.01(a) of the Servicing Agreement is hereby modified by inserting the following sentence immediately following the first sentence thereof:

               Notwithstanding anything in this Agreement to the contrary, if there is any inconsistency or conflict between the provisions of the Program Guide and the provisions of this Agreement, the provisions of this Agreement shall control.

          (d) Section 3.16 of the Servicing Agreement is hereby modified by adding the following paragraph at the end thereto:

          The Company shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Company shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in
          Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code."

          (e) Section 4.01 of the Servicing Agreement is hereby modified by adding at the end of such section the following:

          With respect to any remittance received by the Owner or any Master Servicer after the day on which such payment was due, the Company shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Master Servicer Collection Account by the Company on the date such late payment is made and shall cover the period commencing with the day such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default.

          (f) Section 4.02 of the Servicing Agreement is hereby modified by deleting such section in its entirety and replacing it with the following:

                    No later than the fifteenth calendar day of each month (or the next succeeding Business Day if the fifteenth calendar day is not a Business Day), the Company shall furnish to the Master Servicer, in an acceptable electronic format via e-mail, the information specified in Exhibit H, which data shall reflect information from the Due Period immediately preceding the Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide appropriate statements with respect to such remittances. With respect to realized loss and gain reporting, to the extent that all backup material and calculations are provided to the Master Servicer in accordance with the requirements of Exhibit H, the Master Servicer shall pass any such reported losses to the Trust. The Company shall cooperate with the Master Servicer to resolve any discrepancies, issues or incomplete reporting items within 60 days of the initial reporting of such gain or loss.

          (g) Section 5.03(h) of the Servicing Agreement is hereby modified by replacing the word "Owner" in (ii) of such section with "Merrill Lynch Mortgage Lending, Inc."

          (h) Section 5.05(a) of the Servicing Agreement is hereby modified by deleting the words "Neither the Owner nor any Depositor will request delivery of" and replacing them with "The Company shall not be required to deliver".

          (i) Section 5.06(a) of the Servicing Agreement is hereby modified by deleting the words "under Regulation AB" at the end of such paragraph and replacing them with the word "hereunder".

          (j) Section 5.07(b) of the Servicing Agreement is hereby modified by adding the words ", any master servicer" after the words "and any applicable Reconstitution Agreement, and shall entitle the Owner".

          (k) The Servicing Agreement is modified to include the information set forth on Attachment 3 hereto as a new Exhibit H.

MISCELLANEOUS

          9. All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

     In the case of Company,

          Residential Funding Company, LLC
          8400 Normandale Lake Boulevard, Suite 250
          Minneapolis, Minnesota 55437
          Attention: Heather Anderson

          and

          GMAC-RFC Master Servicing
          2255 N. Ontario, Suite 400
          Burbank, California 91504
          Attention: Director of Securities Administration

     In the case of Assignor,

          Merrill Lynch Mortgage Lending, Inc.
          250 Vesey Street
          4 World Financial Center, 10th floor
          New York, New York 10080
          Attention: MANA 2007-OAR4

     In the case of Assignee,

          Merrill Lynch Mortgage Investors, Inc.
          250 Vesey Street
          4 World Financial Center, 10th Floor
          New York, New York 10080
          Attention: MANA 2007-OAR4

     In the case of the Master Servicer,

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045-1951
          Attention: Client Manager - MANA 2007-OAR4

          10. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the

Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

          11. The Company hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Company under the Servicing Agreement. The Company shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA #: 121-000-248
          Account Name: Corporate Trust Clearing
          Account #: 3970771416
          FFC to: MANA Series 2007-OAR4, Acct # 53168100

The Company shall deliver all reports required to be delivered under the Servicing Agreement to the Assignee and the Master Servicer at their respective addresses set forth in Section 9 herein.

          12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          14. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated or which succeeds to the business or assets thereof shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

          15. This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

          16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          17. In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          18. For purposes of this AAR Agreement, the Master Servicer shall be considered a third party beneficiary to this AAR Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this AAR Agreement.

                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.    RESIDENTIAL FUNDING COMPANY, LLC
Assignor                                Company


By:                                     By:
    ---------------------------------       ----------------------------
Name:                                   Name:
Title:                                  Title:


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ----------------------------------
Name:
Title:


ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name:
Title:

                                  ATTACHMENT 1

                                 ASSIGNED LOANS

                            [Intentionally Omitted]

                                  ATTACHMENT 2

                               SERVICING AGREEMENT


                       See Exhibit 99.4 to this Form 8-K

                                  ATTACHMENT 3

               EXHIBIT H: STANDARD FILE LAYOUT - MASTER SERVICING

EXHIBIT : CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE.

The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     1. CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis (___).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________
Phone: ______________________________   Email Address: _________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


WELLS FARGO BANK, N.A. LOAN NO. ________________________________________________

Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE  CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN   YES [ ]   NO [ ]

If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $______________ (1)
(2)  Interest accrued at Net Rate                       _______________ (2)
(3)  Accrued Servicing Fees                             _______________ (3)
(4)  Attorney's Fees                                    _______________ (4)
(5)  Taxes (see page 2)                                 _______________ (5)
(6)  Property Maintenance                               _______________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)          _______________ (7)
(8)  Utility Expenses                                   _______________ (8)
(9)  Appraisal/BPO                                      _______________ (9)
(10) Property Inspections                               _______________ (10)
(11) FC Costs/Other Legal Expenses                      _______________ (11)
(12) Other (itemize)                                    _______________ (12)
        Cash for Keys __________________________        _______________ (12)
        HOA/Condo Fees _________________________        _______________ (12)
        ________________________________________        _______________ (12)

        TOTAL EXPENSES                                  $______________ (13)
CREDITS:
(14) Escrow Balance                                     $______________ (14)
(15) HIP Refund                                         _______________ (15)
(16) Rental Receipts                                    _______________ (16)
(17) Hazard Loss Proceeds                               _______________ (17)

(18) Primary Mortgage Insurance / Gov't Insurance       _______________ (18a)
     HUD Part A
                                                        _______________ (18b)
     HUD Part B
(19) Pool Insurance Proceeds                            _______________ (19)
(20) Proceeds from Sale of Acquired Property            _______________ (20)
(21) Other (itemize)                                    _______________ (21)
     ______________________________________________     _______________ (21)

     TOTAL CREDITS                                      $______________ (22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $______________ (23)

ESCROW DISBURSEMENT DETAIL

   TYPE
(TAX /INS.)   DATE PAID   PERIOD OF COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ------------------   ----------   -----------   ---------   --------


               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1:  Layout

COLUMN NAME                         DESCRIPTION              DECIMAL      FORMAT COMMENT      MAX SIZE
-----------              ---------------------------------   -------   --------------------   --------
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR         A value assigned by the Servicer              Text up to 20                20
                         to define a group of loans.                   digits

LOAN_NBR                 A unique identifier assigned to               Text up to 10                10
                         each loan by the investor.                    digits

SERVICER_LOAN_NBR        A unique number assigned to a                 Text up to 10                10
                         loan by the Servicer. This may                digits
                         be different than the LOAN_NBR.

SCHED_PAY_AMT            Scheduled monthly principal and           2   No commas(,)                 11
                         scheduled interest payment that a             or dollar
                         borrower is expected to pay, P&I              signs ($)
                         constant.

NOTE_INT_RATE            The loan interest rate as                 4   Max length of 6               6
                         reported by the Servicer.

NET_INT_RATE             The loan gross interest rate less         4   Max length of 6               6
                         the service fee rate as reported
                         by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a             4   Max length of 6               6
                         loan as reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a           2   No commas(,)                 11
                         loan as reported by the Servicer.             or dollar
                                                                       signs ($)

NEW_PAY_AMT              The new loan payment amount as            2   No commas(,)                 11
                         reported by the Servicer.                     or dollar
                                                                       signs ($)

NEW_LOAN_RATE            The new loan rate as reported by          4   Max length of 6               6
                         the Servicer.

ARM_INDEX_RATE           The index the Servicer is using           4   Max length of 6               6
                         to calculate a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal           2   No commas(,)                 11
                         balance at the beginning of the               or dollar
                         processing cycle.                             signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal           2   No commas(,)                 11
                         balance at the end of the                     or dollar
                         processing cycle.                             signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing             MM/DD/YYYY                   10
                         cycle that the borrower's next
                         payment is due to the Servicer,
                         as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to           2   No commas(,)                 11
                         be applied.                                   or dollar
                                                                       signs ($)

SERV_CURT_DATE_1         The curtailment date associated               MM/DD/YYYY                   10
                         with the first curtailment
                         amount.

CURT_ADJ_ AMT_1          The curtailment interest on the           2   No commas(,)                 11
                         first curtailment amount, if                  or dollar
                         applicable.                                   signs ($)

SERV_CURT_AMT_2          The second curtailment amount to          2   No commas(,)                 11
                         be applied.                                   or dollar
                                                                       signs ($)

SERV_CURT_DATE_2         The curtailment date associated               MM/DD/YYYY                   10
                         with the second curtailment
                         amount.

CURT_ADJ_ AMT_2          The curtailment interest on the           2   No commas(,)                 11
                         second curtailment amount, if                 or dollar
                         applicable.                                   signs ($)

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME                         DESCRIPTION              DECIMAL      FORMAT COMMENT      MAX SIZE
-----------              ---------------------------------   -------   --------------------   --------
SERV_CURT_AMT_3          The third curtailment amount to           2   No commas(,)                 11
                         be applied.                                   or dollar
                                                                       signs ($)

SERV_CURT_DATE_3         The curtailment date associated               MM/DD/YYYY                   10
                         with the third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the           2   No commas(,)                 11
                         third curtailment amount, if                  or dollar
                         applicable.                                   signs ($)

PIF_AMT                  The loan "paid in full" amount as         2   No commas(,)                 11
                         reported by the Servicer.                     or dollar
                                                                       signs ($)

PIF_DATE                 The paid in full date as reported             MM/DD/YYYY                   10
                         by the Servicer.

ACTION_CODE              The standard FNMA numeric code                Action Code Key:              2
                         used to indicate the                          15=Bankruptcy,
                         default/delinquent status of a                30=Foreclosure, ,
                         particular loan.                              60=PIF,
                                                                       63=Substitution,
                                                                       65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest                2   No commas(,)                 11
                         adjustment as reported by the                 or dollar
                         Servicer.                                     signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment         2   No commas(,)                 11
                         amount, if applicable.                        or dollar
                                                                       signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount,          2   No commas(,)                 11
                         if applicable.                                or dollar
                                                                       signs ($)

LOAN_LOSS_AMT            The amount the Servicer is                2   No commas(,)                 11
                         passing as a loss, if applicable.             or dollar
                                                                       signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL       The scheduled outstanding                 2   No commas(,)                 11
                         principal amount due at the                   or dollar
                         beginning of the cycle date to be             signs ($)
                         passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance           2   No commas(,)                 11
                         due to investors at the end of a              or dollar
                         processing cycle.                             signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as         2   No commas(,)                 11
                         reported by the Servicer for the              or dollar
                         current cycle -- only applicable              signs ($)
                         for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest              2   No commas(,)                 11
                         amount less the service fee                   or dollar
                         amount for the current cycle as               signs ($)
                         reported by the Servicer -- only
                         applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount               2   No commas(,)                 11
                         collected by the Servicer for the             or dollar
                         current reporting cycle -- only               signs ($)
                         applicable for Actual/Actual
                         Loans.

ACTL_NET_INT             The actual gross interest amount          2   No commas(,)                 11
                         less the service fee amount for               or dollar
                         the current reporting cycle as                signs ($)
                         reported by the Servicer -- only
                         applicable for Actual/Actual
                         Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when          2   No commas(,)                 11
                         a borrower prepays on his loan as             or dollar
                         reported by the Servicer.                     signs ($)

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for         2   No commas(,)                 11
                         the loan waived by the servicer.              or dollar
                                                                       signs ($)

EXHIBIT 1: CONTINUED     STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME                         DESCRIPTION              DECIMAL      FORMAT COMMENT      MAX SIZE
-----------              ---------------------------------   -------   --------------------   --------
MOD_DATE                 The Effective Payment Date of the             MM/DD/YYYY                   10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                        Varchar -                    30
                                                                       value can be
                                                                       alpha or
                                                                       numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal         2   No commas(,)                 11
                         and interest advances made by                 or dollar
                         Servicer.                                     signs ($)

BREACH_FLAG              Flag to indicate if the                       Y=Breach                      1
                         repurchase of a loan is due to a              N=NO Breach
                         breach of Representations and                 Let blank if
                         Warranties                                    N/A

EXHIBIT : STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                DESCRIPTION                      DECIMAL   FORMAT COMMENT
------------------            --------------------------------------------------   -------   --------------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of loans in
                              their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due               MM/DD/YYYY
                              to the servicer at the end of processing cycle,
                              as reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.              MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been              MM/DD/YYYY
                              approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a Motion
                              For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                              Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan
                              Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled                MM/DD/YYYY
                              To End/Close

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer               MM/DD/YYYY
                              with instructions to begin foreclosure
                              proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                              Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                              Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected               MM/DD/YYYY
                              to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                       MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure          2   No commas(,)
                              sale.                                                          or dollar
                                                                                             signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the                MM/DD/YYYY
                              borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of                 MM/DD/YYYY
                              the property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.            2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

LIST_DATE                     The date an REO property is listed at a                        MM/DD/YYYY
                              particular price.

OFFER_AMT                     The dollar value of an offer for an REO property.          2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is                       MM/DD/YYYY
                              scheduled to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                        MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                   MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                               MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based            2
                              on brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs          2
                              are completed pursuant to a broker's price
                              opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why
                              the loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                       No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim            2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company          2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued                MM/DD/YYYY
                              By The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company             2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                           2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                            2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                           2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                            2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                    2   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

MOTION_FOR_RELIEF_DATE        The date the Motion for Relief was filed                  10   MM/DD/YYYY

FRCLSR_BID_AMT                The foreclosure sale bid amount                           11   No commas(,)

                                                                                             or dollar
                                                                                             signs ($)

FRCLSR_SALE_TYPE              The foreclosure sales results: REO, Third Party,
                              Conveyance to HUD/VA

REO_PROCEEDS                  The net proceeds from the sale of the REO property.            No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

BPO_DATE                      The date the BPO was done.

CURRENT_FICO                  The current FICO score

HAZARD_CLAIM_FILED_DATE       The date the Hazard Claim was filed with the              10   MM/DD/YYYY
                              Hazard Insurance Company.

HAZARD_CLAIM_AMT              The amount of the Hazard Insurance Claim filed.           11   No commas(,)
                                                                                             or dollar
                                                                                             signs ($)

HAZARD_CLAIM_PAID_DATE        The date the Hazard Insurance Company disbursed           10   MM/DD/YYYY
                              the claim payment.

HAZARD_CLAIM_PAID_AMT         The amount the Hazard Insurance Company paid on           11   No commas(,)
                              the claim.                                                     or dollar
                                                                                             signs ($)

ACTION_CODE                   Indicates loan status                                          Number

NOD_DATE                                                                                     MM/DD/YYYY

NOI_DATE                                                                                     MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_                                                                   MM/DD/YYYY
DATE

ACTUAL_PAYMENT_ PLAN_END_
DATE

ACTUAL_REO_START_DATE                                                                        MM/DD/YYYY

REO_SALES_PRICE                                                                              Number

REALIZED_LOSS/GAIN            As defined in the Servicing Agreement                          Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the

Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE            DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE               STATUS DESCRIPTION
-----------   ------------------------------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy